VIA EDGAR

June 30, 2018

Mr. Jeffrey A. Foor

Senior Counsel

U.S. Securities and Exchange Commission

Washington, D.C. 20549

RE:	Peachtree Alternative Strategies Fund (“Fund”)

Dear Mr. Foor:

On behalf of the Fund, transmitted herewith for filing with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), is a new Registration Statement on Form N-2 (the “Registration Statement”). The Registration Statement is being filed to register additional shares, update the Fund’s financial statements and to make certain other changes. The Registration Statement has been tagged to indicate paragraphs that include changes made from the last amendment to the Fund’s prior registration statement filed on August 25, 2017.

In addition to registering additional shares, changes include: (1) updating the Fund’s financial statements for its fiscal year ended April 30, 2018 and related annual updates; (2) a reduction in the Fund’s advisory fee and expense cap; (3) noting that the Fund does not expect that the Fund’s sub-adviser’s contract will be renewed after it expires in November 2018 and (4) other minor changes to the Registration Statement.

If it would be helpful, we would be happy to file as correspondence a redlined comparison showing the differences between the prior registration statement and this Registration Statement.

Any assistance that you could provide in ensuring that the Fund has an effective registration statement by August 25, 2018 would be appreciated. If you should have any questions regarding the enclosed information, please contact me directly at (207) 228-7182. Thank you.

Kind regards,

/s/ Edward C. Lawrence

Edward C. Lawrence